REVISED CONFIRMATION

Date:             January 7, 1997

To:               Foamex L.P. ("Foamex")

Attention:        George Karpinski

Fax No.:          610-859-3032

From:             Citibank, N.A., New York ("Citibank")

Fax No.:          416-941-7432

Transaction Reference Number:  96L206

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below. The terms and conditions of this Confirmation will have the effect of replacing those of the certain interest rate swap agreement dated as of June 14, 1993 by and between Foamex and Salomon Brothers Holding Company Inc. assigned to Citibank by Foamex with an Effective Date evenherewith. This Confirmation amends, restates and supersedes any prior Confirmation for this Transaction.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 31, 1994 (the "Agreement") between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:           USD $150,000,000

Trade Date:                December 4, 1996

Effective Date:            December 16, 1996

Termination Date:          December 14, 2001

Foamex Fixed Amounts for the Calculation Periods from and including December 16, 1996 to but excluding December 14, 1997:

Foamex                                               Fixed Rate Payer Payment
                                                     Dates: June 14, 1997 and
                                                     December 14, 1997, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention.

Fixed Rate:                                          5.30 percent

Fixed Rate Day Count Fraction:                       30/360

Foamex Floating Amounts for all Calculation Periods from and including December 14, 1997 to but excluding December 14, 2001:

Floating Rate Payer:                                 Foamex

Foamex Floating Rate Payer Payment Dates:            Semiannually on each June
                                                     14 and December 14
                                                     commencing June 14, 1998 to
                                                     and including the
                                                     Termination Date, subject
                                                     to adjustments in
                                                     accordance with the
                                                     Modified Following Business
                                                     Day Convention; provided,
                                                     however, if for any
                                                     Calculation Period,
                                                     commencing on or after
                                                     December 14, 1997, the
                                                     Foamex Floating Rate is
                                                     equal to or less than 4.50
                                                     percent, no Foamex Floating
                                                     Amounts shall be due to
                                                     Citibank for said
                                                     Calculation Period or any
                                                     subsequent Calculation
                                                     Period.

Floating Rate:                                       Either (1) the Floating
                                                     Rate determined pursuant to
                                                     the USD-LIBOR-BBA Floating
                                                     Rate Option with the Reset
                                                     Date on the first day of
                                                     the subject Calculation
                                                     Period or (2) the Floating
                                                     Rate determined pursuant to
                                                     the USD-LIBOR-BBA Floating
                                                     Rate Option with the Reset
                                                     Date on the last day of the
                                                     subject Calculation Period,
                                                     whichever is higher (the
                                                     "Foamex Floating Rate").

Designated Maturity:                                 6 Months

Compounding:                                         Inapplicable

Floating Rate Payer Day Count Fraction:              Actual/360

Citibank Fixed Amounts for the Calculation Periods from and including December 16, 1996 to but excluding December 14, 2001:

Citibank Fixed Rate Payer Payment Dates:             Semiannually on each June
                                                     14 and December 14
                                                     commencing June 14, 1997 to
                                                     and including the
                                                     Termination Date, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention;
                                                     provided, however, if for
                                                     any Calculation Period,
                                                     commencing on or after
                                                     December 14, 1997, the
                                                     Foamex Floating Rate is
                                                     equal to or less than 4.50
                                                     percent, no Citibank Fixed
                                                     Amounts shall be due to
                                                     Foamex for said Calculation
                                                     Period or any subsequent
                                                     Calculation Period.

Fixed Rate:                                          6.50 percent

Fixed Rate Day Count Fraction:                       30/360

3.        Other:

Business Days:                                       New York and London

Calculation Agent:                                   Citibank

4.        Account Details:

Payments to Citibank:                                Account for payments:
                                                     Citibank, N.A., New York
                                                     ABA # 021000089
                                                     Account No.: 00167679
                                                     Financial Futures
                                                     Reference Swap 96L205

Payments to Foamex:                                  Citibank, N.A., New York
                                                     ABA # 021000089
                                                     Account No.: 4058-7993
                                                     Account Name:  Foamex L.P.

Foamex hereby agrees (a) to check this Confirmation (Reference No.: 96L206) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Citibank and Foamex with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to facsimile No. 416-941-7432.

Very truly yours,


CITIBANK, N.A., NEW YORK


By: /s/ Adam J. Kulick
Name:  Adam J. Kulick


Agreed and Accepted By:

FOAMEX L.P.


By: /s/ G. L. Karpinski
Name: G. L. Karpinski
Title:    Vice President - Treasurer

                              REVISED CONFIRMATION

Date:             January 7, 1997

To:               Foamex L.P. ("Foamex")

Attention:        George Karpinski

Fax No.:          610-859-3032

From:             Citibank, N.A., New York ("Citibank")

Fax No.:          416-941-7432

Transaction Reference Number:  96L205/96P047/94F98/94A93

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below. This Confirmation amends, restates and supersedes any prior Confirmation for this Transaction and Transaction 94A93/94F98/96P047.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 31, 1994 (the "Agreement") between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:           USD $150,000,000

Amendment Date:            December 4, 1996

Effective Date:            December 16, 1996

Termination Date:          December 14, 2001

Foamex Fixed Amounts for the Calculation Periods from and including December 16, 1996 to but excluding December 14, 1997:

Foamex Fixed Rate Payer Payment Dates:               June 14, 1997 and
                                                     December 14, 1997, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention.

Fixed Rate:                                          5.30 percent

Fixed Rate Day Count Fraction:                       30/360

Foamex Floating Amounts for all Calculation Periods from and including December 14, 1997 to but excluding December 14, 2001:

Foamex Floating Rate Payer
  Payment Dates:                                     Semiannually on each June
                                                     14 and December 14
                                                     commencing June 14, 1998 to
                                                     and including the
                                                     Termination Date, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention;
                                                     provided, however, if for
                                                     any Calculation Period,
                                                     commencing on or after
                                                     December 14, 1997, the
                                                     Foamex Floating Rate is
                                                     equal to or less than 4.50
                                                     percent, no Foamex Floating
                                                     Amounts shall be due to
                                                     Citibank for said
                                                     Calculation Period or any
                                                     subsequent Calculation
                                                     Period.

Floating Rate:                                       Either (1) the Floating
                                                     Rate determined pursuant to
                                                     the USD-LIBOR-BBA Floating
                                                     Rate Option with the Reset
                                                     Date on the first day of
                                                     the subject Calculation
                                                     Period or (2) the Floating
                                                     Rate determined pursuant to
                                                     the USD-LIBOR-BBA Floating
                                                     Rate Option with the Reset
                                                     Date on the last day of the
                                                     subject Calculation Period,
                                                     whichever is higher (the
                                                     "Foamex Floating Rate").

Designated Maturity:                                 6 Months

Compounding:                                         Inapplicable

Floating Rate Payer Day Count Fraction:              Actual/360

Citibank Fixed Amounts for the Calculation Periods from and including December 16, 1996 to but excluding December 14, 2001:

Citibank Fixed Rate Payer Payment Dates:             Semiannually on each June
                                                     14 and December 14
                                                     commencing June 14, 1997 to
                                                     and including the
                                                     Termination Date, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention;
                                                     provided, however, if for
                                                     any Calculation Period,
                                                     commencing on or after
                                                     December 14, 1997, the
                                                     Foamex Floating Rate is
                                                     equal to or less than 4.50
                                                     percent, no Citibank Fixed
                                                     Amounts shall be due to
                                                     Foamex for said Calculation
                                                     Period or any subsequent
                                                     Calculation Period.

Fixed Rate:                                          6.50 percent

Fixed Rate Day Count Fraction:                       30/360

3.        Other:

Business Days:                                       New York and London

Calculation Agent:                                   Citibank

4.        Account Details:

Payments to Citibank:                                Account for payments:
                                                     Citibank, N.A., New York
                                                     ABA # 021000089 Account
                                                     No.: 00167679 Financial
                                                     Futures Reference Swap
                                                     96L205/96P047/94F98/94A93

Payments to Foamex:                                  Citibank, N.A., New York
                                                     ABA # 021000089
                                                     Account No.: 4058-7993
                                                     Account Name:  Foamex L.P.

Foamex hereby agrees (a) to check this Confirmation (Reference No.:
96L205/96P047/94F98/94A93) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Citibank and Foamex with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to facsimile No.
416-941-7432.

Very truly yours,


CITIBANK, N.A., NEW YORK


By: /s/ Adam J. Kulick
Name: Adam J. Kulick


Agreed and Accepted By:

FOAMEX L.P.


By: /s/ G. L. Karpinski
Name: G. L. Karpinski

Title:    Vice President - Treasurer